UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

MURPHY CANYON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, CA 92123

(Address of principal executive offices, including zip code)

760-471-8536

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	MURFU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MURF	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MURFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported by Murphy Canyon Acquisition Corp., a Delaware corporation (the “Company”), on Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2022 and November 14, 2022, the Company entered into an Agreement and Plan of Merger, dated as of November 8, 2022 (the “Original Merger Agreement”), with Conduit Merger Sub, Inc., a newly-formed Cayman Islands exempted company and wholly-owned subsidiary of the Company (the “Merger Sub”) and Conduit Pharmaceuticals Limited, a Cayman Islands exempted company (“Conduit”), pursuant to which, among other matters, subject to the terms and conditions therein, the Company intends to consummate its initial business combination with Conduit (the “Conduit Business Combination”). Also as reported in the Current Reports on Form 8-K filed with the SEC on November 8, 2022 and November 14, 2022, in connection with the Conduit Business Combination the Company entered into a Subscription Agreement (the “Subscription Agreement”) with an accredited investor (the “Private Placement Investor”). Pursuant to the Subscription Agreement, the Private Placement Investor agreed to purchase $27 million worth of units of the Company’s securities, with each unit consisting of (i) one share of the Company’s class A common stock and (ii) one warrant to purchase one share of class A common stock, for a purchase price of $10.00 per unit.

On January 27, 2023, the Company entered into an Amendment to Agreement and Plan of Merger (the “Merger Amendment” and, together with the Original Merger Agreement, the “Merger Agreement”) with Merger Sub and Conduit. The Merger Amendment provides for only one class of authorized common stock of the Company following the Conduit Business Combination, instead of both authorized Class A common stock and Class B common stock as set forth in in the Original Merger Agreement. The Merger Amendment also provides, among other things, for resale registration rights to the Company’s sponsor, Murphy Canyon Acquisition Sponsor, LLC, for 4,060,250 shares of common stock and 754,000 shares of common stock issuable upon exercise of existing warrants.

Also on January 27, 2023, the Company entered into an amendment to subscription agreement (the “Subscription Amendment”) with the Private Placement Investor to clarify that the Company will only have one class of authorized common stock following the Conduit Business Combination and to amend and restate the warrants to be issued to the Private Placement Investor accordingly (the “Amended and Restated Warrants”).

The foregoing descriptions of the Merger Amendment, Subscription Amendment and Amended and Restated Warrants are qualified in their entirety by reference to the Merger Amendment, form of Subscription Amendment and form of Amended and Restated Warrant, copies of which are filed as Exhibits 2.1, 10.1 and 4.1, respectively, to this Form 8-K, and the terms of which are incorporated herein by reference.

Important Information About the Proposed Conduit Business Combination and Where to Find It

This Form 8-K relates to a proposed business combination transaction among the parties referred to above and herein as the Conduit Business Combination. A full description of the terms of the Conduit Business Combination will be provided in a Registration Statement on Form S-4 (the “Registration Statement”) that the Company intends to file with the SEC that will include a prospectus of the Company with respect to the securities to be issued in connection with the proposed merger and a proxy statement of the Company with respect to the solicitation of proxies for the special meeting of stockholders of the Company to vote on the Conduit Business Combination. Each of the Company and Conduit urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Conduit and the Conduit Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the Conduit Business Combination. Once available, the Company’s stockholders and other interested persons will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus included therein, and other documents filed with the SEC, without charge, on the SEC’s website at www.sec.gov or by directing a request to Murphy Canyon Acquisition Corp., 4995 Murphy Canyon Road, Suite 300, San Diego, California, 92123.

Participants in Solicitation

The Company, Conduit and their respective directors and executive officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed merger. The Company’s stockholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers of the Company (and as applicable, Conduit) in the Conduit Business Combination as set forth in the Company’s final prospectus relating to its initial public offering, dated February 2, 2022, which was filed with the SEC on February 4, 2022, and in filings with the SEC, including when filed, the Registration Statement and the accompanying proxy statement/prospectus. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This communication does not contain all the information that should be considered concerning the Conduit Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Conduit Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Registration Statement and accompanying proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed merger as they become available because they will contain important information about the proposed merger.

No Offer or Solicitation

This Form 8-K is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Conduit Business Combination. This Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Forward-Looking Statements

This Form 8-K, exhibits hereto and information incorporated by reference herein, contain certain forward-looking statements within the meaning of the federal securities laws with respect to the Conduit Business Combination. All statements other than statements of historical facts contained in this Form 8-K, including statements regarding the Company’s or Conduit’s future results of operations and financial position, the amount of cash expected to be available to Conduit after the closing and giving effect to any redemptions by the Company’s stockholders, Conduit’s business strategy, prospective product candidates, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated product candidates, and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the inability to complete the Conduit Business Combination and transactions contemplated thereby (the “Transactions”), including due to failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; the inability to maintain the listing of the Company’s securities on Nasdaq prior to the Transactions; the inability to obtain or maintain the listing of the Company’s securities on Nasdaq following the Transactions; the risk that the Transactions disrupt current plans and operations of Conduit as a result of the announcement and consummation of the Transactions; the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; the risks that Conduit’s product candidates in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable authorities; costs related to the Transactions; changes in applicable laws or regulations; the possibility that the Company or Conduit may be adversely affected by other economic, business, and/or competitive factors; potential redemptions of the Company’s public stockholders; and other risks and uncertainties to be identified in the Registration Statement and accompanying proxy statement/prospectus (when available) relating to the Transactions, including those under the section titled “Risk Factors” therein, and in other filings with the SEC made by the Company. Moreover, the Company and Conduit operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s and Conduit’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and except as required by law. the Company and Conduit assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor Conduit gives any assurance that either the Company or Conduit or the combined company will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment to Merger Agreement dated as of January 27, 2023, by and among Murphy Canyon Acquisition Corp., Conduit Merger Sub, Inc. and Conduit Pharmaceuticals Limited
4.1	Form of Amended and Restated Warrant
10.1	Form of Amendment to Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 30, 2023	Murphy Canyon Acquisition Corp.

	By:	/s/ Jack K. Heilbron
	Name:	Jack Heilbron
	Title:	Chief Executive Officer